Exhibit 99.2


               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

Consolidated Statements of Income

                                               Three Months Ended
                                     ---------------------------------
                                             March    March   December
                                              2003     2002      2002
                                     ---------------- ------- --------

Interest & Loan Fees Income                 $77,224  $85,238  $83,089
Tax Equivalent Adjustment                     2,566    2,803    2,670
                                     --------------- -------- --------
     Interest & Fees Income (FTE)            79,790   88,041   85,759
Interest Expense                             29,595   34,590   31,968
                                     --------------- -------- --------
     Net Interest Income (FTE)               50,195   53,451   53,791

Loan Loss Provision                           1,455    2,227    2,212

Non-Interest Income:
  Investment Securities Transactions            866     (304)  (1,305)
  Income from Fiduciary Activities            2,275    2,274    2,200
  Service Charges on Deposits                 8,121    7,155    8,722
  Income from Mortgage
   Banking Operations                        11,972    6,450   11,341
  Other Non-Interest Revenue                    361      362      585
                                     --------------- -------- --------
     Total Non-Interest Income               23,595   15,937   21,543
                                     --------------- -------- --------

Non-Interest Expense:
  Staff Expense                              21,631   17,614   21,632
  Occupancy & Equipment                       3,316    2,639    3,733
  Other Expenses                             11,647   10,826   12,538
  Amortization of Intangibles                   434      585      249
  OREO Expense                                  248      165      264
  FDIC Expense                                  289      201      158
                                     --------------- -------- --------
     Total Non-Interest
      Expense                                37,565   32,030   38,574
                                     --------------- -------- --------

Pre-Tax Earnings (FTE)                       34,770   35,131   34,548

Tax Equivalent Adjustment                     2,566    2,803    2,670
                                     --------------- -------- --------

Reported Pre-Tax Earnings                    32,204   32,328   31,878

Taxes                                         9,661   10,507    9,325
                                     --------------- -------- --------

Net Income                                  $22,543  $21,821  $22,553
                                     =============== ======== ========

MEMO: Effective Tax Rate                      30.00%   32.50%   29.25%


               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

Consolidated Balance Sheets

                          March 31    March 31
                           2003        2002
                           Q-T-D       Q-T-D    March 31   December 31
                          Average     Average     2003        2002
                       ----------- ----------- ----------- -----------

Cash & Cash Equivalents  $267,376    $201,593    $289,477    $175,363

Securities Available
 for Sale               1,032,755   1,155,749   1,088,284   1,022,314
Held to Maturity
 Securities               262,322     266,468     262,002     263,176
                       ----------- ----------- ----------- -----------
  Total Securities      1,295,077   1,422,217   1,350,286   1,285,490
                       ----------- ----------- ----------- -----------
     Total Cash and
      Securities        1,562,453   1,623,810   1,639,763   1,460,853
                       ----------- ----------- ----------- -----------

  Loans held for sale     428,463     200,622     478,706     582,718

  Commercial Loans      1,878,089   1,854,869   1,836,969   1,885,275
  Mortgage Loans        1,323,893   1,292,501   1,316,634   1,335,606
  Consumer Loans          346,438     339,117     342,178     352,280
                       ----------- ----------- ----------- -----------

     Loans & Leases,
      net of unearned
      income            3,548,420   3,486,487   3,495,781   3,573,161

Reserve for Loan &
 Lease Losses             (47,508)    (47,599)    (46,985)    (47,387)

Goodwill                   90,397      81,348      89,600      90,416
Other Intangibles           5,696       7,565       5,435       5,869
                       ----------- ----------- ----------- -----------
   Total Intangibles       96,093      88,913      95,035      96,285

Real Estate Owned           4,069       3,681       4,086       4,267
Other Assets              127,165     123,927     150,153     122,122
                       ----------- ----------- ----------- -----------
     Total Assets      $5,719,155  $5,479,841  $5,816,539  $5,792,019
                       =========== =========== =========== ===========

MEMO: Earning Assets   $5,360,056  $5,144,000  $5,449,356  $5,454,471
                       =========== =========== =========== ===========

Interest-bearing
 Deposits              $3,175,138  $3,149,777  $3,139,318  $3,161,620
Noninterest-bearing
 Deposits                 707,312     582,420     836,636     739,228
                       ----------- ----------- ----------- -----------
   Total Deposits       3,882,450   3,732,197   3,975,954   3,900,848

Short-term Borrowings     527,628     471,483     520,627     573,549
Intermediate & Long-
 term Borrowings          708,435     690,699     708,267     708,573
                       ----------- ----------- ----------- -----------
   Total Borrowings     1,236,063   1,162,182   1,228,894   1,282,122

Other Liabilities          52,283      70,758      69,818      67,510
                       ----------- ----------- ----------- -----------

     Total Liabilities  5,170,796   4,965,137   5,274,666   5,250,480
                       ----------- ----------- ----------- -----------

Common Equity             548,359     514,704     541,873     541,539
                       ----------- ----------- ----------- -----------
 Total Shareholders'
   Equity                 548,359     514,704     541,873     541,539
                       ----------- ----------- ----------- -----------

Total Liabilities &
 Equity                $5,719,155  $5,479,841  $5,816,539  $5,792,019
                       =========== =========== =========== ===========


               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

                                             Three Months Ended
                                --------------------------------------
                                        March       March     December
Quarterly Share Data:                    2003        2002        2002
                                -------------- ----------- -----------

Earnings Per Share:
     Basic                              $0.54       $0.51       $0.53
     Diluted                            $0.53       $0.50       $0.53

Common Dividend Declared Per
 Share                                  $0.25       $0.23       $0.25

High Common Stock Price                $30.51      $29.97      $31.50
Low Common Stock Price                 $26.58      $27.56      $26.09

Average Shares Outstanding: (Net
 of Treasury Stock):
     Basic                         41,891,007  42,899,060  42,155,892
     Diluted                       42,355,229  43,548,650  42,669,955

Memorandum Items:

Tax (Benefit)Applicable to
 Security Transactions                   $303       ($106)      ($457)

Common Dividends Declared             $10,426      $9,869     $10,526


                                      March       March      December
EOP Share Data:                        2003        2002        2002
                                -------------- ----------- -----------

Book Value Per Share                   $12.98      $11.81      $12.88
Tangible Book Value Per Share          $10.70       $9.74      $10.59

52-week High Common Stock Price        $32.25      $29.97      $32.25
    Date                             05/06/02    03/28/02    05/06/02
52-week Low Common Stock Price         $24.88      $21.55      $24.88
    Date                             07/24/02    04/17/01    07/24/02

EOP Shares Outstanding (Net of
 Treasury Stock):                  41,744,719  42,812,217  42,031,968
Memorandum Items:

EOP Employees (full-time
 equivalent)                            1,500       1,401       1,486


               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

                                                 Three Months Ended
                                                -----------------------
                                                 March  March  December
                                                 2003   2002     2002
                                                ------- ------ --------
Selected Yields and Net Interest
 Margin:

Loans                                            6.39%  7.27%    6.61%
Investment Securities                            5.30%  6.23%    5.35%
Money Market Investments/FFS                     1.16%  1.78%    2.63%
   Average Earning Assets Yield                  6.00%  6.89%    6.30%
Interest-bearing Deposits                        2.12%  2.81%    2.28%
Short-term Borrowings                            1.69%  2.03%    1.81%
Long-term Borrowings                             6.19%  6.12%    6.23%
   Average Liability Costs                       2.72%  3.25%    2.83%
     Net Interest Spread                         3.28%  3.64%    3.47%
     Net Interest Margin                         3.76%  4.16%    3.96%

Selected Financial Ratios:

Return on Average Common Equity                 16.67% 17.19%   16.39%
Return on Average Assets                         1.60%  1.61%    1.55%
Efficiency Ratio                                50.58% 44.88%   49.66%

                                                March  March  December
                                                 2003   2002     2002
                                              -------- ------ --------

Loan/Deposit Ratio                              87.92% 91.43%   91.60%
Loan Loss Reserve/Loans, net
 of unearned income                              1.34%  1.37%    1.33%
Nonaccrual Loans/Loans, net of
 unearned income                                 0.29%  0.22%    0.19%
90-Day Past Due Loans/Loans,
 net of unearned income                          0.19%  0.19%    0.24%
Non-performing Loans/Loans, net
 of unearned income                              0.47%  0.41%    0.43%
Non-performing Assets/Total
 Assets                                          0.36%  0.51%    0.34%
Primary Capital Ratio                           10.04%  9.87%   10.09%
Shareholders' Equity/Total
 Assets                                          9.32%  9.10%    9.35%
Price/Book Ratio                                 2.13x  2.50x    2.26x
Price/Earnings Ratio                            13.01x 14.73x   14.09x


               UNITED BANKSHARES, INC. AND SUBSIDIARIES
                            Charleston, WV
                         Stock Symbol:  UBSI
               (In Thousands Except for Per Share Data)

                                     March    March   December
Credit Quality Data:                 2003     2002     2002
                                   -------- -------- --------

EOP Non-Accrual Loans               $9,979   $7,824   $6,890
EOP 90-Day Past Due Loans            6,594    6,540    8,461
                                   -------- -------- --------
   Total EOP Non-
    performing Loans               $16,573  $14,364  $15,351

EOP Non-performing
 Securities                              0   10,000
EOP Other Real Estate &
 Assets Owned                        4,086    4,099    4,267
                                   -------- -------- --------
   Total EOP Non-
    performing Assets              $20,659  $28,463  $19,618
                                   ======== ======== ========

                                                                Year
                                        Three Months Ended      Ended
                                   --------------------------
                                     March    March  December  December
                                      2003     2002     2002     2002
                                   -------- -------- --------  --------
Charge-off Analysis:
Gross Charge-offs                  ($2,256) ($2,403) ($2,499) ($9,499)
Recoveries                             400      657      302    1,541
                                   -------- -------- -------- --------
   Net Charge-offs                 ($1,856) ($1,746) ($2,197) ($7,958)
                                   ======== ======== ======== ========

    CONTACT: United Bankshares, Inc.
             Steven E. Wilson, 304/424-8704